GOLDMAN SACHS CREDIT STRATEGIES FUND

(the “Fund”)

Supplement dated January 16, 2013 to the

Prospectus dated July 27, 2012 (the “Prospectus”)

Effective January 31, 2013, the Fund will pay dividends from net investment income on a monthly, rather than quarterly basis. Pursuant to this change, the first monthly dividend payment will occur on January 31, 2013.

Accordingly, effective January 31, 2013, the paragraph titled “Distributions” in the summary section of the Prospectus is replaced with the following:

The Fund pays dividends from its investment income and distributions from net realized capital gains. Dividends from net investment income are declared daily and paid monthly, and distributions from net capital gains, if any, are declared and paid annually. You may choose to have dividends and distributions paid in cash, additional Shares of the Fund, or Class A shares of certain other Goldman Sachs Funds. Special restrictions may apply. See “Additional Information About the Fund—Dividends.”

Additionally, the table in the section of the Prospectus titled “Additional Information About the Fund—Dividends” is replaced in its entirety with the following:

	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Credit Strategies Fund	Daily	Monthly	Annually

This Supplement should be retained with your Prospectus for future reference.

CRSTDIVSTK 1-13